IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2025
Impairment of assets [Abstract]
Impairment and Reversal of Non-Current Assets	Impairment and Reversal of Non-Current Assets

Summary of impairments (reversals)
For the year ended December 31, 2025, we recorded a net
impairment of $12 million (2024: net impairment reversal of
$941 million) for non-current assets and $nil (2024: $484
million) of impairment to goodwill, as summarized in the
following table:

For the years ended December 31	2025	2024
Lumwana	$—	($655)
Veladero	—	(437)
Carlin	6	82
Long Canyon	—	49
Pueblo Viejo	1	10
Cortez	4	9
Other	1	1
Total impairment charges (reversals) of non-current assets	$12	($941)
Loulo-Gounkoto goodwill	—	484
Total goodwill impairment charges	$—	$484
Total impairment charges (reversals)	$12	($457)
2025 Indicators of Impairment and Reversals
In Q4 2025, as per our policy, we performed our annual
goodwill impairment test as required by IAS 36 and
identified no impairments. For certain CGUs a prior year
calculation of the recoverable amount was used for the
annual goodwill impairment test, since all criteria described in note 2o were satisfied (Carlin, Cortez and Turquoise
Ridge used 2023 recoverable amount; Phoenix used 2024
recoverable amount).  Also in Q4 2025, we reviewed the
updated LOM plans for our other operating minesites for
indicators of impairment or reversal.
2024 Indicators of Impairment and Reversals
In Q4 2024, as per our policy, we performed our annual
goodwill impairment test as required by IAS 36 and
identified a goodwill impairment at Loulo-Gounkoto. For
certain CGUs a prior year calculation of the recoverable
amount was used for the annual goodwill impairment test,
since all criteria described in note 2o were satisfied (Carlin,
Cortez and Turquoise Ridge used 2023 recoverable
amount). Also, in Q4 2024, we reviewed the updated LOM
plans for our other operating minesites for indicators of
impairment or reversal. We noted indicators of impairment
reversal at our Lumwana and Veladero mines and of
impairment at our Carlin and Long Canyon mines. The key
assumptions used in these impairment assessments are
detailed below.
Loulo-Gounkoto
The Company and the Government of Mali had been
engaged in an ongoing dispute over the existing mining
conventions of Somilo and Gounkoto (together, the
“Conventions”). On January 14, 2025, due to the
restrictions imposed by the Government of Mali on gold
shipments, the Company announced that the Loulo-
Gounkoto mining complex would temporarily suspend
operations (refer to note 35 for more information). In Q4
2024, we determined that the carrying value of
$3,564 million exceeded the FVLCD. We recorded a
goodwill impairment of $484 million based on a FVLCD of
$3,080 million.
Lumwana
In Q4 2024, we updated the LOM plan for Lumwana and we
observed an increase in the mine’s discounted cash flows
reflecting the increased confidence of the Super Pit
Expansion following the completion of the feasibility study
and higher copper price assumptions. We determined that
this was an indicator of impairment reversal and concluded
that the mine’s FVLCD exceeded its carrying value. We
recorded a partial non-current asset impairment reversal of
$655 million.
Veladero
In Q4 2024, we updated the LOM plan for Veladero and we
observed an increase in the mine’s discounted cash flows
reflecting higher gold prices and a decrease in the WACC
primarily due to lower country risk. We determined that this was an indicator of impairment reversal and concluded that
the mine’s FVLCD exceeded its carrying value and we
recorded a non-current asset impairment reversal of $437
million, which represents a full reversal of the non-current asset impairments recorded in 2018 and 2022.
Carlin
In Q4 2024, we updated the LOM plan for Carlin and
identified that due to a change in the mine plan, an area of the Goldstrike open pit was no longer economic to be
mined. As a result, we identified a non-current asset
impairment of $82 million related to a capitalized stripping asset that no longer had a future benefit.
Long Canyon
In Q4 2024, we decided to place the mine in closure and
remove the associated mineral resources from our
December 31, 2024 Mineral Reserves and Resources
statement. As a result, we identified a non-current asset
impairment of $49 million on assets that no longer had a
future benefit.
Key Assumptions
Recoverable amount has been determined based on the
estimated FVLCD, which has been determined to be
greater than the VIU amounts. The key assumptions and
estimates used in determining the FVLCD are related to
future metal prices, WACC, NAV multiples for gold assets,
operating costs, capital expenditures, closure costs, future production levels, continued license to operate, and the
expected start of production for our projects. In addition,
assumptions are related to observable market evaluation
metrics, including identification of comparable entities, and associated market values per ounce or per pound of
reserves and/or resources, as well as the fair value of
mineral resources outside of LOM plans.
Gold
For the gold CGUs where a recoverable amount was
required to be determined, FVLCD was determined by
calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects
within the CGU (Level 3 of the fair value hierarchy). The
estimates of future cash flows were derived from the LOM
plans and, where the LOM plans exclude a material portion
of total reserves and resources, we assign value to
resources not considered in these models. Based on
observable market or publicly available data, including
equity sell-side analyst forecasts, we make an assumption
of future gold, copper and silver prices to estimate future
revenues. The future cash flows for each gold mine are
discounted using a real WACC, which reflects specific
market risk factors for each mine. Some gold companies
trade at a market capitalization greater than the NPV of
their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied
to the NPV to arrive at the trading price. The NAV multiple
is generally understood to take account of a variety of
additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan
or reserve and resource estimates, and the benefit of gold
price optionality. As a result, we applied a specific NAV
multiple to the NPV of each CGU within each gold segment
based on the NAV multiples observed in the market in
recent periods and that we judged to be appropriate to the
CGU.
Copper
For the copper CGU where a recoverable amount was
required to be determined, FVLCD was determined by
calculating the NPV of the future cash flows expected to be
generated by the mine and projects within the CGU (Level 3
of the fair value hierarchy). The estimates of future cash
flows were derived from the LOM plans, and may include
value attributed to potential projects that would have value to a market participant. Based on observable market or
publicly available data, including equity sell-side analyst
forecasts, we make an assumption of future copper prices
to estimate future revenues. The future cash flows for each
copper mine are discounted using a real WACC, which
reflects specific market risk factors for each mine.
Assumptions
The short-term and long-term gold and copper price
assumptions used in our fourth quarter 2025 and 2024
impairment testing are as follows:

	2025	2024
Gold price per oz (short-term)	$3,800	$2,400
Gold price per oz (long-term)	3,000	1,850
Copper price per lb (short-term)	4.80	4.25
Copper price per lb (long-term)	4.40	4.00
Neither the increase in the long-term gold price nor long-
term copper price assumption from 2024 were considered
an indicator of impairment reversal as the increased price
would not, in isolation, have resulted in the identification of an impairment reversal at our CGUs with reversible
impairments. The other key assumptions used in our
impairment testing, based on the CGUs tested in each year,
are summarized in the following table:

	2025	2024
WACC - gold (range)	5%-8%	5%-9%
WACC - gold (avg)	6%	6%
WACC - copper	9%	12%
NAV multiple - gold (avg)	1.2	1.2
LOM years - gold (avg)	24	21
Sensitivities
Should there be a significant increase or decline in
commodity prices, we would take actions to assess the
implications on our LOM plans, including the determination
of reserves and resources, and the appropriate cost
structure for the CGU. The recoverable amount of the CGU
would be affected by these changes and also be impacted
by other market factors such as changes in NAV multiples
and the value per ounce or pound of comparable market
entities.
We performed a sensitivity analysis on each gold
CGU that was tested for impairment, as well as those gold
CGUs which we believe are most sensitive to changes in
the key assumptions.  We flexed the gold prices, WACC
and NAV multiple, which are the most significant
assumptions that impact the impairment calculations. We
first assumed a +/- $100 per ounce change in our gold price
assumptions, while holding all other assumptions constant.
We then assumed a +/-1% change in our WACC,
independent from the change in gold prices, while holding
all other assumptions constant. Finally, we assumed a +/-
0.1 change in the NAV multiple, while holding all other
assumptions constant. These sensitivities help to determine
the theoretical impairment losses that would be recorded
with these changes in gold prices, WACC and NAV multiple.
None of those changes would result in an impairment loss.
We also performed a sensitivity analysis on
Zaldívar. We flexed the copper prices and the WACC, which
are the most significant assumptions that impact the
impairment calculations. We first assumed a +/- $0.25 per
pound change in our copper price assumptions, while
holding all other assumptions constant. We then assumed a
+/-1% change in our WACC, independent from the change
in copper prices, while holding all other assumptions
constant. These sensitivities help to determine the
theoretical impairment losses that would be recorded with
these changes in copper prices and WACC.  If the copper
price per pound was decreased by $0.25, a non-current
asset impairment of $108 million would have been
recognized. No other changes would result in an
impairment loss.
The carrying value of the CGUs that are most
sensitive to changes in the key assumptions used in the
FVLCD calculation are:

As at December 31, 2025	Carrying Value
Loulo-Gounkoto	$2,522
Kibali[1]	2,484
Lumwana	2,767
Zaldívar	849
[1]Kibali’s carrying value is comprised of the equity investment and JV receivable.